OCTOBER 16, 2023
SUPPLEMENT TO THE FOLLOWING:
HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS
DATED MARCH 1, 2023, AS SUPPLEMENTED TO DATE
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
DATED MARCH 1, 2023, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus and Statement of Additional Information (“SAI”).
Effective as of the close of business on October 13, 2023, Hartford Quality Value Fund was converted into Hartford Quality Value ETF, a series of Hartford Funds Exchange-Traded Trust, pursuant to an Agreement and Plan of Reorganization and Liquidation. Accordingly, all references to Hartford Quality Value Fund and Quality Value Fund are deleted in their entirety.
This Supplement should be retained with your Statutory Prospectus and SAI for future reference.
HV-7635
October 2023